                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              DSP TECHNOLOGY INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              DSP TECHNOLOGY INC.
                                48500 KATO ROAD
                        FREMONT, CALIFORNIA 94538-7338
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                  [DSP LOGO]

                                48500 KATO ROAD
                        FREMONT, CALIFORNIA  94538-7338

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 20, 1997

Dear shareholder:

     You are invited to attend the Annual Meeting of the Shareholders of DSP Technology Inc. (the "Company"), which will be held on June 20, 1997, at 10:00 a.m. Pacific Daylight Time at the Company's principal executive offices located at 48500 Kato Road, Fremont, California 94538, for the following purposes:

  1. To elect four (4) directors to hold office until their successors are elected and qualified.

  2. To approve an increase in the number of shares of the Company's Common Stock reserved for issuance under its 1991 Stock Option Plan by 100,000 shares.

  3. To approve the reincorporation of the Company in the State of Delaware and other related changes to the rights of shareholders.


  4. Subject to the approval of Proposal Three, to approve certain additional anti-takeover measures under the Company's Delaware Certificate of Incorporation (as defined below) and Delaware By-Laws (as defined below) as follows:

     A. To approve the elimination of cumulative voting for the election of directors.

     B. To approve a classified board of directors removable only for cause.

     C.   To approve the elimination of action by written consent.

     D. To approve certain limitations on the ability to call special meetings.

     E. To approve super-majority vote requirements for certain amendments to the Delaware Certificate and the Delaware By-Laws.

  5. To ratify the appointment of the accounting firm of Grant Thornton as the independent accountants of the Company for the fiscal year ending February 1, 1998.

  6. To transact any other business that may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on April 25, 1997 are entitled to notice of, and to vote at, this meeting and any adjournments thereof.


                              By Order of the Board of Directors,



                              /s/ JOSE M. MILLARES, JR.

                              JOSE M. MILLARES, JR.
                              Secretary


Fremont, California

May 5, 1997

     --------------------------------------------------------------------------
     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.
     --------------------------------------------------------------------------

                              DSP TECHNOLOGY INC.
                                48500 KATO ROAD
                        FREMONT, CALIFORNIA  94538-7338

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     The accompanying proxy is solicited by the Board of Directors of DSP Technology Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on June 20, 1997, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The date of this Proxy Statement is May 5, 1997, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.


                              GENERAL INFORMATION

ANNUAL REPORT.

     An annual report for the fiscal year ended January 31, 1997 is enclosed with this Proxy Statement.

VOTING SECURITIES.

     Only shareholders of record as of the close of business on April 25, 1997, will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were 2,180,962 shares of Common Stock of the Company issued and outstanding. Shareholders may vote in person or by proxy. Each holder of shares of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's By-Laws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Shareholders have cumulative voting rights in the election of directors. Under the cumulative voting method, a shareholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes. Management is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked.

SOLICITATION OF PROXIES.

     The cost of soliciting proxies will be borne by the Company. The Company has retained MacKenzie Partners, Inc. to assist in solicitation of proxies for a fee not to exceed $7,500, plus customary out-of-pocket expenses. In addition, the Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

VOTING OF PROXIES.

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth certain information as of February 28, 1997, with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, (ii) each director and director-nominee of the Company, (iii) the Chief Executive Officer and the two other executive officers of the Company as of January 31, 1997 whose salary and bonus for the year ended January 31, 1997 exceeded $100,000, and (iv) all executive officers and directors of the Company as a group.

               NAME AND ADDRESS OF                SHARES OWNED (2)
                                                  ----------------
               BENEFICIAL OWNERS (1)
               ---------------------
                                           NUMBER OF       PERCENTAGE
                                            SHARES          OF CLASS
                                            ------          --------
FMR Corp................................    160,800(3)       7.38%
  82 Devonshire Street
  Boston, MA  02109

Howard O. Painter, Jr...................     73,000(4)       3.32%

F. Gil Troutman, Jr.....................    115,000(5)       5.16%

J. Scott Kamsler........................     75,200(6)       3.42%

Michael Ford............................     16,000(7)         *

Alan S. Broad...........................     89,536(8)       4.06%

Jose M. Millares, Jr....................     43,000(9)       1.95%

Executive officers and directors as a
 group (6 persons)......................    411,736(10)     17.62%

____________

* Less than 1%

(1) Except as otherwise indicated, the address of each beneficial owner is c/o the Company, 48500 Kato Road, Fremont, California 94538-7338.

(2) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.

(3) According to a Schedule 13G/A filed with the Securities and Exchange Commission February 11, 1997, all of the shares are beneficially owned by FMR Corp. through its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), which is deemed to beneficially own such shares as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940 (the "Funds"). The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounts to 160,800 shares of the Company's Common Stock. Edward
     C. Johnson 3d, FMR Corp., through its control of Fidelity, and the Funds each has the sole power to dispose of the 160,800 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Board of Trustees. Members of the Mr. Edward C. Johnson 3d family, through their ownership of voting common stock of FMR Corp. and their execution of a shareholder's voting agreement, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to

     FMR Corp., and may therefore be deemed to beneficially own the shares of the Company's stock beneficially owned by FMR Corp.

(4) Includes 18,000 shares subject to stock options exercisable within 60 days of February 28, 1997.

(5) Includes 50,000 shares subject to stock options exercisable within 60 days of February 28, 1997.

(6) Includes 18,000 shares subject to stock options exercisable within 60 days of February 28, 1997.

(7) Includes 16,000 shares subject to stock options exercisable within 60 days of February 28, 1997.

(8) Includes 27,500 shares subject to stock options exercisable within 60 days of February 28, 1997.

(9) Includes 27,500 shares subject to stock options exercisable within 60 days of February 28, 1997.

(10) Includes 157,000 shares subject to stock options exercisable within 60 days of February 28, 1997.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Company's directors are elected annually to serve until the next annual meeting of shareholders and thereafter until their successors are elected and are qualified. The By-Laws of the Company authorize a flexible number of directors ranging from three to five, currently fixed at four.

     If the reincorporation of the Company in Delaware is approved, effective upon the date when the Agreement and Plan of Merger between the Company and the Delaware Company is made effective in accordance with applicable law (the "Reincorporation Effective Date"), the nominees named below will serve as the directors of the Delaware Company. Assuming the approval of the reincorporation of the Company in Delaware and the Classified Board Provisions (as defined and discussed in Proposal Four B, below), F. Gil Troutman, Jr. will serve as a Class I director, with a term expiring at the Annual Meeting of Shareholders to be held in 1998, Howard O. Painter, Jr. and J. Scott Kamsler will serve as Class II directors, with terms expiring at the Annual Meeting of Shareholders to be held in 1999, and Michael A. Ford will serve as Class III director, with a term expiring at the Annual Meeting of Shareholders to be held in 2000. Thereafter, each class of directors shall be elected for a term of office to expire at the third succeeding Annual Meeting of Shareholders after their election. See Proposal Three, "REINCORPORATION IN THE STATE OF DELAWARE AND RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS," and Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES," including Proposal Four B, "CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE." Votes in favor of the Reincorporation and the Classified Board Provisions will together constitute approval of the terms of office of such directors upon the Reincorporation. Should the proposals for reincorporation or the Classified Board Provisions not be approved, each of the nominees will serve as a director until the next Annual Meeting of Shareholders or until his successor is elected and qualified.

     Unless otherwise directed by shareholders, the proxyholders will vote all shares represented by proxies held by them for the election of the following nominees, all of whom are now members of and constitute the Company's Board of Directors. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director of the Company prior to the voting, the proxyholders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment. If a quorum is present and voting, the four nominees for director receiving the highest number of votes will be elected directors. Absentees and shares held by brokers that are present, but not voted because the brokers were prohibited from exercising discretionary authority, i.e., "broker non-votes," will be counted as present for purposes of determining if a quorum is present.

                                                                              DIRECTOR
NAME                         AGE       POSITION WITH THE COMPANY                SINCE
----                         ---       -------------------------              --------
F. Gil Troutman, Jr.          53       Director, Chief Executive Officer        1988
                                       and President

Howard O. Painter, Jr.        61       Chairman of the Board                    1987

J. Scott Kamsler              49       Director                                 1988

Michael A. Ford               58       Director and Product Line Manager        1988

     F. Gil Troutman, Jr. has served as Chief Executive Officer since October 1989 and as a Director and President since July 1988. From 1985 until July 1988, Mr. Troutman held the position of Product Line Manager of the Test Systems and Instruments Group of GenRad, Inc. Prior to this, he held various other management positions with GenRad, Inc. since 1967, including the position of National Sales Manager of all GenRad products from 1982 to 1985.

     Howard O. Painter, Jr. has served as Chairman of the Board since March 1988, and as a Director since June 1987. He also served as the Company's Chief Executive Officer from March 1988 until October 1989 and as President from March 1988 until July 1988. Since 1985, Mr. Painter has been an independent business development and marketing consultant. From April 1992 to January 1994, he also served as the President of Adtron Instruments, a manufacturer of electronic instruments. From 1980 to 1985, he held the position of Vice President and General Manager of the Service Products Division of GenRad, Inc., a test equipment manufacturer. Prior to this, he held various other management positions with GenRad, Inc. since 1971.

     J. Scott Kamsler is a founder of the Company and has served as a Director since November 1988. He served as the Company's Vice President of Finance, Chief Financial Officer and Secretary from April 1984 until September 1989. From January 1984 until September 1989, he was also the Vice President, Finance and Chief Financial Officer of Solitec, Inc. Since October 1989, Mr. Kamsler has also served as Vice President, Finance and Chief Financial Officer of Symmetricom, Inc., formerly Silicon General Inc.

     Michael A. Ford has served as a Director of the Company since October 1988 and has served as Product Line Manager for the Company's SigLab Group on a part-time, interim basis since July 1994. In addition, Mr. Ford has been an independent management and marketing consultant since March 1994. Mr. Ford served as President of On-Line Environment Corporation, a company providing environmental monitoring equipment and services to large computer installations from October 1989 to March 1994. Prior to this, Mr. Ford was the President of Western Management Partners, a business development and marketing consulting company from 1986 to 1989.

BOARD MEETINGS.

     During the fiscal year ended January 31, 1997, the Board held seven (7) meetings. No director serving on the Board during the fiscal year ended January 31, 1997 attended fewer than 75% of such meetings of the Board and the Committees on which he serves.

     The Company does not have a standing Nominating Committee, but does have an Audit Committee and a Compensation Committee.

     The Audit Committee's function is to review with the Company's independent accountants and management the annual financial statements and independent accountants' opinion, review the scope and results of the examination of the Company's financial statements by the independent accountants, approve all professional services and related fees performed by the independent accountants, recommend the retention of the independent accountants to the Board, subject to ratification by the shareholders, and periodically review the Company's accounting policies and internal accounting and financial controls. The members of the Audit Committee during the fiscal year ended January 31, 1997 were J. Scott Kamsler, Michael A. Ford and Howard O. Painter, Jr. During the fiscal year ended January 31, 1997, the Audit Committee held one (1) meeting.

     The Compensation Committee's function is to review and approve salary and bonus levels and stock option grants. The members of the Compensation Committee during the fiscal year ended January 31, 1997 were Michael A. Ford and J. Scott Kamsler. During the fiscal year ended January 31, 1997, the Compensation Committee held six (6) meetings.

COMPENSATION OF DIRECTORS.

     The Company pays a monthly fee of $2,725 to its Chairman of the Board and $1,500 to the other non-employee directors. The Company also reimburses these directors for expenses incurred in attending each Board and committee meeting. The Company's 1991 Outside Directors Stock Option Plan (the "Directors Plan") provides for the initial automatic grant of an option to purchase 6,000 shares of the Company's Common Stock to directors of the Company who are not employees of the Company or any parent or subsidiary corporation (an "Outside Director") upon initial appointment or election to the Board of Directors, and subsequent grants to each Outside Director of an option to purchase 3,000 shares of Common Stock on each anniversary of the date of his or her initial grant. A total of 75,000 shares of the authorized but unissued Common Stock of the Company are reserved for issuance under the Directors Plan. Messrs. Painter and Kamsler were each granted options to purchase 3,000 shares of Common Stock under the Directors Plan during the fiscal year ended January 31, 1997, while Mr. Ford was granted options to purchase 3,000 shares of Common Stock under a separate standalone agreement during the fiscal year ended January 31, 1997.

     In March, 1993, the Company entered into a consulting agreement with Michael A. Ford whereby the Company paid a fee of $2,000 per month for marketing research services. This agreement was terminated by the Company in July 1994. Since July 1, 1994, Mr. Ford has served as Product Line Manager on a part-time, interim basis for the Company's SigLab Group at a $6,000 monthly salary.

     The following table provides the specified information concerning all compensation paid to persons who were directors of the Company during the fiscal year ended January 31, 1997 who are not named in the Summary Compensation Table.


                  DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

                     CASH COMPENSATION     SECURITY GRANTS
                     -----------------     ---------------

                                              NUMBER OF
                                         SECURITIES UNDERLYING
     NAME                   ANNUAL            OPTIONS (#)
     ----                   ------            -----------
                        RETAINER FEES
                        -------------
Howard O. Painter, Jr.    $32,700                3,000

J. Scott Kamsler          $18,000                3,000

Michael A. Ford           $18,000                3,000

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

COMPENSATION OF EXECUTIVE OFFICERS.

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the two other executive officers of the Company as of January 31, 1997 whose total salary and bonus for the fiscal year ended January 31, 1997 exceeded $100,000, for services in all capacities to the Company, during the fiscal years ended January 31, 1997, 1996 and 1995.


                          SUMMARY COMPENSATION TABLE

                                                      ANNUAL
                                                    COMPENSATION
                                                    ------------

     NAME AND PRINCIPAL POSITION          YEAR   SALARY    BONUS
     ---------------------------          ----  -------   -------
F. Gil Troutman, Jr.                      1997  $175,448  $     0
Director, Chief Executive Officer and     1996  $160,638  $40,000
 President
                                          1995  $151,081  $50,000

Alan S. Broad                             1997  $138,812  $     0
Senior Vice President                     1996  $124,227  $22,350
                                          1995  $116,231  $27,000

Jose M. Millares, Jr.                     1997  $118,841  $     0
Chief Financial Officer, Secretary and    1996  $106,470  $19,150
 Vice President, Finance                  1995  $ 97,243  $22,300

STOCK OPTIONS GRANTED IN FISCAL 1997.

     There were no grants of options to purchase the Company's Common Stock to the persons named in the Summary Compensation Table during the fiscal year ended January 31, 1997.

OPTION EXERCISES AND FISCAL 1997 YEAR-END VALUES.

     The following table provides specified information concerning unexercised options held as of January 31, 1997 by the persons named in the Summary Compensation Table.

                       FISCAL YEAR-END OPTION VALUES (1)

----------------------------------------------------------------------------------------------------
                              NUMBER OF SECURITIES                VALUE IN DOLLARS OF UNEXERCISED
                             UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS AT
                               OPTIONS AT 1/31/97                         1/31/97
                               ------------------                         -------
     NAME                     EXERCISABLE/(2)/  UNEXERCISABLE     EXERCISABLE/(3)/  UNEXERCISABLE
----------------------------------------------------------------------------------------------------
F. Gil Troutman, Jr.               50,000              0                 $160,000        --

Alan S. Broad                      27,500              0                 $ 60,938        --

Jose M. Millares, Jr.              27,500              0                 $ 77,188        --
----------------------------------------------------------------------------------------------------

_________________________________

/(1)/ There were no exercises of options to purchase the Company's Common Stock by the persons named in the Summary Compensation Table in the fiscal year ended January 31, 1997.

/(2)/ Options granted during fiscal 1997 under the 1991 Stock Option Plan generally vest in equal annual amounts over a three-year period; provided, however, that no option may be exercised in whole or in part until six months after the date of grant.

/(3)/ Based on the closing price of $5.75, as reported on the Nasdaq National
      Market, on January 31, 1997, less the exercise price.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

     The Company's 1991 Stock Option Plan provides that in the event of a "Transfer of Control" of the Company, the acquiring corporation will either assume the Company's rights under outstanding options or issue substitute options for the acquiring corporation's stock for such outstanding options. In the event that the acquiring corporation elects not to assume or substitute for outstanding options in connection with certain merger transactions, the Board of Directors will provide that such outstanding options become immediately exercisable and vested with respect to the full number of shares subject to such options as of a date prior to the transfer of control. Options which are neither assumed or substituted for by the acquiring corporation nor exercised as of the consummation of the transfer of control will terminate.

CHANGES TO BENEFIT PLANS.

     The Company has proposed the approval of an amendment to the Company's Option Plan (as defined below) to increase the maximum aggregate number of shares of the Company's Common Stock issuable under the plan by 100,000 shares from 918,327 shares to 1,018,327 shares, as described below under the caption, AMENDMENT OF THE 1991 STOCK OPTION PLAN." As of February 28, 1997, no grant of options conditioned on shareholder approval of an increase in the share reserve under the Option Plan had been made to any employee. Grants under the Option Plan are made at the discretion of the Compensation Committee or the Board of Directors. Accordingly, future grants under the Option Plan are not yet determinable.

                                 PROPOSAL TWO

                    AMENDMENT OF THE 1991 STOCK OPTION PLAN

GENERAL.

     The DSP Technology Inc. 1991 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors April 23, 1991, and adopted by the Company's shareholders at the 1991 Annual Meeting of Shareholders held June 19, 1991. Currently, a maximum of 918,327 shares of Common Stock may be issued under the Option Plan. This number consists of 103,894 shares of Common Stock previously reserved for issuance under the Company's 1985 Incentive Stock Option Plan and 1985 Nonstatutory Stock Option Plan (the "1985 Plans") which the Board of Directors transferred to the Option Plan upon its adoption, 174,433 shares of Common Stock which at the time of the adoption of the Option Plan were subject to options previously granted under the 1985 Plans (the "1985 Plan Options"), and an additional 640,000 shares of Common Stock reserved for issuance under the Option Plan. However, the maximum number of shares that may be issued under the Option Plan will be reduced by the number of shares subject to any 1985 Plan Options that are exercised or remain outstanding. As of February 28, 1997, the maximum number of shares issuable under the Option Plan is reduced by 174,443, which is the sum of the 36,500 shares remaining subject to outstanding 1985 Plan Options and 137,933 shares previously issued upon the exercise of the 1985 Plan Options.

     Options to purchase 85,500 shares of the Company's Common Stock were granted under the Option Plan during the fiscal year ended January 31, 1997 at exercise prices ranging from $4.625 to $5.875. No option grants were made to the Company's executive officers during the fiscal year ended January 31, 1997. Option grants under the Option Plan are made at the discretion of the Compensation Committee or the Board of Directors. Accordingly, future grants under the Option Plan are not yet determinable. As of February 28, 1997, a total of 730,913 shares had been issued under the Option Plan or were subject to options outstanding under the Option Plan, leaving 187,414 shares of Common Stock available for future option grants under the Option Plan. Due to the limited number of shares remaining, on February 28, 1997, the Board of Directors amended the Option Plan, subject to shareholder approval, to increase the aggregate maximum number of shares of the Company's Common Stock issuable under the Option Plan by 100,000 shares from 918,327 shares to 1,018,327 shares. No options have been granted under the Option Plan following the amendment.

     The Board of Directors now seeks shareholder approval of the amendment to the Option Plan authorizing the additional 100,000 shares for future stock option awards. The Board of Directors believes that approval of the amendment to the Option Plan to make available an adequate number of shares for the future grant of stock options is in the best interests of the Company and its shareholders because stock options serve to align the long-term interests of the optionees and the shareholders and are an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company.

SUMMARY OF THE PROVISIONS OF THE OPTION PLAN AS AMENDED.

     The following summary of the Option Plan as amended is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any shareholder upon request.

     Shares Subject To Plan. The Option Plan provides for the grant of incentive stock options within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options. Currently, a maximum of 918,327 of the Company's common Stock may be issued upon the exercise of options under the Option Plan. The Board has amended the option Plan, subject to shareholder approval, to increase by 100,000 to 1,018,327 the aggregate maximum number of shares that may be issued thereunder. As described above, this number is reduced by the number of shares subject to any 1985 Plan Options that are exercised or remain outstanding. In the event of any stock dividend, stock split, reverse stock split, recapitalization, reclassification or reorganization, the Board may approve an appropriate and proportionate adjustment in the number and kind of shares subject to the Option Plan and to outstanding options and to the exercise price of outstanding options. To the extent any outstanding option under the Option Plan expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by the Company, the shares for which the option has not been exercised or the repurchased shares are returned to the option Plan and become available for future grant.

     Administration. The Option Plan is administered by the Board or a duly appointed committee of the Board (together, the "Administrator"). Subject to the provisions of the option Plan, the Administrator determines the persons to whom options are to be granted, the number of shares to be covered by each option, whether an option is to be an incentive stock option or a nonstatutory stock option, the terms of vesting and exercisability of each option, the type of consideration to be paid to the Company upon exercise of an option, the duration of each option, and all other terms and conditions of the options. The Administrator will interpret the Option Plan, and all determinations of Administrator will be final and binding on all optionees.

     Eligibility. All employees (including officers and directors who are also employees) of the Company, any parent or subsidiary corporations of the Company, or any other corporation within a controlled group of corporations within the meaning of section 1563 of the Code which includes the Company may be granted one or more options under the Option Plan. As of February 28, 1997, approximately 132 employees, including three (3) executive officers, were eligible to participate in the Option Plan.

     Terms And Conditions Of Options. Each option is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price per share of an option must equal at least the fair market value of a share of the Company's Common Stock on the date of grant. However, the exercise price per share of any option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the fair market value of a share of the Company's Common Stock on the date of grant, and the term of any such option cannot exceed five years. On February 28, 1997, the closing sale price of the Company's Common Stock, as reported by the Nasdaq National Market, was $5.8125 per share.

     Generally, options may be exercised by payment of the exercise price in cash or in cash equivalent, or, if permitted by the Administrator, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the option exercise price or by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option.

     Options become exercisable and vested at such times as specified by the Administrator, provided that no option may be exercised in whole or in part until six months after the date of grant. Generally, options become exercisable in installments, subject to the optionee's continued employment. However, the Administrator may accelerate the time at which an option or an installment thereof may be exercised. The maximum term of options is ten years. Options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee.

     Under the Option Plan, if an optionee's employment is terminated for any reason except death or disability, the optionee may generally exercise his or her option (to the extent unexercised and exercisable on the date of termination) within 90 days after the date of termination, but in any event not later than the expiration of the option term; provided, however, that, at the election of the Administrator, such 90-day period may be extended by up to one year in the case of a nonstatutory stock option, but in no event later than the expiration of the option term. If an optionee's employment terminates due to death or disability, the optionee (or his or her legal representative) may exercise the option (to the extent unexercised and exercisable on the date of termination) within one year after the date of the optionee's death or the date the optionee ceases to be an employee due to disability, as the case may be, but in any event not later than the expiration of the option term.

     Transfer Of Control. A "Transfer of Control" will be deemed to occur upon any of the following events in which the shareholders of the Company do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company: (i) the direct or indirect sale or exchange by the shareholders of the

Company of all or substantially all of the stock of the Company, or (ii) a merger in which the Company is the surviving corporation. A Transfer of Control will also occur in the event of (i) a merger in which the Company is not the surviving corporation, other than such transaction the principal purpose of which is to change the state of the Company's incorporation, (ii) the sale, exchange or transfer (other than to a subsidiary of the Company) of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company. If a Transfer of Control occurs, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume outstanding options or substitute options for the Acquiring Corporation's stock for the outstanding options. However, if the Acquiring Corporation does not assume or substitute for outstanding options in connection with a merger of the Company constituting a Transfer of Control, the Administrator must provide that any unexercisable and/or unvested portion of the outstanding options will be immediately exercisable and vested as of a date at least 30 days prior to the Transfer of Control. Any options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Transfer of Control will terminate effective as of such date.

     Termination Or Amendment. Unless sooner terminated, no options may be granted under the Option Plan after April 22, 2001. The Administrator may terminate or amend the Option Plan at any time, but, without shareholder approval, the Administrator may not amend the Option Plan to increase the aggregate maximum number of shares of Common Stock which may be issued thereunder or change the class of persons eligible to receive options. No termination or amendment of the Option Plan may adversely affect an outstanding option without the consent of the optionee, unless the amendment is necessary to comply with any applicable law or regulation.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE OPTION PLAN.

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law with respect to participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. An optionee recognizes no taxable Income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the determination date (see discussion under "Nonstatutory Stock options" below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under "Nonstatutory Stock Options" below) is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally realizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below) and such ordinary income generally is subject to withholding of income and employment taxes. The "determination date" is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares are transferable or (ii) the date on which the shares are not subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue service not later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value an the date of recognition of Income, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionees holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.

     The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes each will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote on this proposal.

     The Board of Directors believes that the proposed amendment to increase the share reserve of the 1991 Stock Option Plan is in the best interests of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO INCREASE THE AGGREGATE MAXIMUM NUMBER OF SHARES ISSUABLE UNDER THE DSP TECHNOLOGY, INC. 1991 STOCK OPTION PLAN BY 100,000 SHARES.

                                PROPOSAL THREE

                 REINCORPORATION IN THE STATE OF DELAWARE AND
                 RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

GENERAL.

     The Company's Board of Directors (the "Board of Directors" or the "Board") has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, it may become increasingly difficult for the Company to find and retain talented and experienced directors and officers. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to retain its current directors and officers and to attract and retain new directors and officers.

     Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Board of Directors proposes to include certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders, as discussed in more detail below. See Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES."

IMPLEMENTATION OF REINCORPORATION.

     The proposed reincorporation will be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement") attached as Appendix A
                                                                      ----------
to this Proxy Statement. Upon the effective date of the merger (the "Reincorporation Effective Date"), the Delaware Company's name will be DSP Technology Inc. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company on the Reincorporation Effective Date.

     The Company's capital stock consists of 25,000,000 authorized shares of Common Stock, without par value, of which 2,180,962 shares were issued and outstanding as of April 25, 1997, and 2,500,000 authorized shares of Preferred Stock, without par value, none of which were outstanding as of April 25, 1997. Upon the Reincorporation Effective Date, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the reincorporation.

     The Delaware Company's capital stock will consist of 15,000,000 authorized shares of Common Stock, $0.001 par value, and 1,000,000 shares of Preferred Stock, $0.001 par value, consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of Preferred Stock will be available for future issuance.

     Under the Delaware Company's Certificate of Incorporation (the "Delaware Certificate"), as under the Company's Articles of Incorporation (the "California Articles"), the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such series and to determine the designation thereof.

     On the Reincorporation Effective Date, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the Reincorporation Effective Date, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the Reincorporation Effective Date. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1991 Stock Option Plan and the 1991 Outside Directors Stock Option Plan, will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

     NO ACTION NEED BE TAKEN BY SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES NOW; THIS WILL BE ACCOMPLISHED AT THE TIME OF THE NEXT TRANSFER BY THE SHAREHOLDER. Certificates for shares in the Company will automatically represent an identical number of shares in the Delaware Company upon completion of the merger. The Company intends to apply for the listing and registration of the Common Stock of the Delaware Company on the Nasdaq National Market upon the Reincorporation Effective Date.

     The affirmative vote of a majority of the voting power of all outstanding Common Stock of the Company is required for approval of this proposal. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended, either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable, provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION.

     In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, the California Articles and the Company's By-Laws (the "California By-Laws"), which have been adopted pursuant to California law. The California Articles and By-Laws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at DSP Technology Inc., 48500 Kato Road, Fremont, California 94538, Attention: Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law, rather than California law (however, see "Other Differences Between California and Delaware Law--Application of California Law After Reincorporation"). The California Articles and By-Laws will be replaced by the Delaware Certificate and the Delaware Company's By-Laws (the "Delaware By-Laws"), copies of which are attached as Appendix A-1 and Appendix A-2 to the
                                        ------------     ------------
Merger Agreement. In the event any of the separate proposals for additional anti-takeover measures are approved by the requisite vote of shareholders, the Delaware Certificate and the Delaware By-Laws will make provision for such measures, as set forth in the Merger Agreement and exhibits thereto. See Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES."

REASONS FOR THE REINCORPORATION.

     In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware and this trend continues currently. For the reasons detailed below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

     Greater Predictability and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

     More Certainty Regarding Indemnification and Limitation of Liability for Directors. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The Company amended the California Articles and By-Laws and entered into indemnification agreements to take advantage of these changes under California law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat more certain under the Delaware law than under the California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. The directors have elected to adopt such a provision in the Delaware Certificate and By-Laws. The Board believes that Delaware reincorporation will enhance the Company's ability to recruit and retain directors in the future; however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See subsections entitled, "Limitations on Director Liability" and "Indemnification of Officers and Directors" below for a more complete discussion of these issues.

     The interests of the Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins on the following page.

     Charter Provisions Deterring Hostile Takeovers. Reincorporation in Delaware may have the effect of deterring hostile takeover attempts. The Board has proposed the revision in the Delaware Certificate and By-Laws of certain provisions available to certain public companies under Delaware law that deter hostile take-over attempts, such as the elimination of cumulative voting, exclusive right of the Board of Directors to set the number of directors, a classified board of directors, limitations on the right to remove directors, exclusive right of the Board of Directors to fill vacancies on the Board, blank check preferred, the elimination of the right of shareholders to act by written consent, elimination of shareholder right to call special meeting, advance notice requirements and super-majority voting provisions requiring that any amendment of the above provisions contained in the Delaware Certificate be approved by two-thirds vote of the outstanding shares, entitled to vote generally in the election of directors and a provision requiring two-thirds vote
for shareholder amendment of the Delaware By-Laws.   Several of these measures
are not included in the California Articles and are not applicable to the Company under California law at the present time. Accordingly, these matters are presented for separate consideration and vote by the shareholders. Certain disadvantages of anti-takeover measures generally are also reviewed below. See Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES."

DELAWARE CORPORATION LAW COMPARED TO CALIFORNIA CORPORATION LAW.

     The following chart is only a summary of the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and By-Laws and the Delaware Certificate and By-Laws. Both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or By-Laws of the corporation. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware By-Laws attached to this Proxy Statement. In addition, the Board is proposing additional anti-takeover measures for separate consideration and vote by the shareholders. A summary of those provisions is discussed below. See Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES."

--------------------------------------------------------------------------------
           ISSUE                     DELAWARE                  CALIFORNIA
           -----                     --------                  ----------
--------------------------------------------------------------------------------
Limitation of Liability of   Delaware law permits the   California law contains
Directors and Officers       limitation of liability    additional exceptions
                             of directors and           to the liability
                             officers to a Company      limitations of
                             except in connection       directors and officers.
                             with (i) breaches of the   Please see discussion
                             duty of loyalty; (ii)      below.
                             acts or omissions not in
                             good faith or involving
                             intentional misconduct
                             or knowing violations of
                             law; (iii) the payment
                             of unlawful dividends or
                             unlawful stock purchases
                             or redemptions; or (iv)
                             transactions in which a
                             director received an
                             improper personal
                             benefit.

Indemnification of           Delaware law could         California law permits
Directors and Officers       result in                  indemnification under
                             indemnification of         certain circumstances,
                             directors and officers     subject to certain
                             in circumstances where     limitations.
                             California law would not
                             permit indemnification
                             and provides more
                             certainty as a result of
                             extensive case law on
                             indemnification.

Number of Directors          Determined solely by       Determined by Board
                             resolution of the Board    within the range set in
                             pursuant to the Delaware   the California By-Laws.
                             Certificate.               Changes in the
                                                        authorized range must
                                                        be approved by the
                                                        shareholders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           ISSUE                     DELAWARE                  CALIFORNIA
           -----                     --------                  ----------
--------------------------------------------------------------------------------
Filling Board Vacancies      Delaware law provides      California law permits
                             for the Delaware Court     (a) any holder of 5% or
                             of Chancery to order an    more of the
                             election to fill           corporation's voting
                             vacancies or newly         stock or (b) the
                             created directorships      superior court of the
                             upon the application of    appropriate county to
                             the holders of 10% of      call a special meeting
                             the outstanding shares     of shareholders to
                             having a right to vote     elect the entire board
                             for such directors, if     if, after filling any
                             at the time of filling     vacancy, the directors
                             such vacancies or          then in office who have
                             directorships, the         been elected by the
                             directors then in office   shareholder constitute
                             constitute less than a     less than a majority of
                             majority of the entire     the directors then in
                             board as constituted       office.
                             immediately prior to any
                             increase.

                             The Delaware Certificate   The California Articles
                             and By-Laws provide        are silent on filling
                             vacancies may be filled    vacancies.  The
                             only by a majority vote    California By-Laws
                             of the directors then in   provide vacancies may
                             office, though less than   be filled by a majority
                             a quorum, or by a sole     vote of the directors
                             remaining director.        then in office, though
                                                        less than a quorum, or
                                                        by a sole remaining
                                                        director except that a
                                                        vacancy created by the
                                                        removal of a director,
                                                        by the vote or written
                                                        consent of the
                                                        shareholders or by
                                                        court order may be
                                                        filled only by the vote
                                                        of a majority of
                                                        outstanding voting
                                                        shares.

Blank Check Preferred        The Delaware Certificate   The California Articles
                             provides for the           provide for the
                             issuance of preferred      issuance of preferred
                             stock with terms set by    stock with terms set by
                             the Board of Directors.    the Board of Directors.

Advance Notice Requirement   There are no specific      There are no specific
                             statutory regulations.     statutory regulations.
                             The Delaware By-Laws       By-Laws require timely
                             require timely notice      notice according to the
                             which is not less than     Securities Exchange Act
                             120 days in advance of     of 1934.
                             the date the proxy
                             statement was released
                             to shareholders in
                             connection with the
                             previous year's annual
                             meeting.

Tender Offer Statute         Restricts mergers in two   Restricts mergers in
                             step takeovers, without    two step takeovers
                             Board approval of first    unless Common Stock is
                             step.                      issued, unanimous
                                                        affirmative vote of
                                                        shareholders or
                                                        Department of
                                                        Corporations approval.

Loans to Officers and        Board may authorize if     Loans may be made only
Directors                    the loans may reasonably   with shareholder
                             be expected to benefit     approval unless By-Laws
                             the Company.               permitting loans by
                                                        Board approval only are
                                                        approved by the
                                                        shareholders.

Class Vote for               Generally not required     A reorganization
Reorganization               unless a reorganization    transaction must
                             adversely affects a        generally be approved
                             specific class of shares.  by a majority vote of
                                                        each class of shares
                                                        outstanding.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           ISSUE                     DELAWARE                  CALIFORNIA
           -----                     --------                  ----------
--------------------------------------------------------------------------------
Right of Shareholders to     Permitted for any          Permitted for any
Inspect Shareholder List     purpose reasonably         purposes reasonably
                             related to a               related to a
                             shareholder's interest     shareholder's interest
                             as a shareholder.          as a shareholder.
                                                        Also, an absolute right
                                                        to 5% shareholders and
                                                        certain 1% shareholders.

Appraisal Rights             Generally available if     Available in certain
                             shareholders receive       circumstances if the
                             cash in exchange for       holders of 5% of the
                             their shares and in        class assert such
                             certain other              rights.
                             circumstances.

Dividends                    Paid from surplus          Generally limited to
                             (including paid-in and     the greater of (i)
                             earned surplus or net      retained earnings or
                             profits).                  (ii) an amount which
                                                        would leave the Company
                                                        with assets of 125% of
                                                        liabilities and current
                                                        assets of 100% of
                                                        current liabilities.

Other                        Responsive legislature
                             and larger body of
                             corporate case law in
                             Delaware provides more
                             predictable corporate
                             legal environment in
                             Delaware.
--------------------------------------------------------------------------------

LIMITATION OF LIABILITY AND INDEMNIFICATION.

     Limitations on Director Liability. Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

     The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; or (vii) liability for improper distributions, loans or guarantees.

     The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

     The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors and officers to the Company and its shareholders.

     Indemnification of Officers and Directors. The California Articles and By-Laws and the Delaware Certificate and By-Laws relating to indemnification similarly require that the California Company and the Delaware Company, respectively, indemnify its directors and its executive officers to the fullest extent permitted by the respective state law, provided, that the Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Company will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such charter documents and By-Laws permit the California Company and the Delaware Company, respectively, to provide indemnification to its other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware By-Laws contain a provision with respect to advances in that the Company is required to advance expenses related to any proceeding contingent on such persons' commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

     Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of
                                            --- ------- --
the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (i) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (ii) no indemnification may be made under California law, without court approval, in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware law allows indemnification of expenses actually and reasonably incurred, subject to the same limitations set forth in (iii) above. Delaware law is silent on the right of indemnification regarding settlements of derivative actions.

     California corporations may include in their Articles of Incorporation a provision which extends the scope of indemnification through agreements, By-Laws or other corporate action beyond that specifically authorized by statute. The California Articles include such a provision. The Company, following shareholder approval, entered into indemnification agreements with its officers and directors providing for indemnification beyond that expressly mandated by the California Corporations Code.

     Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. Under Delaware law and the Delaware Certificate and By-Laws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established by law and public policy, pursuant to an express contract, bylaw provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California By-Laws or the California indemnification statutes. The Delaware By-Laws provides: (i) the Delaware Company is required to indemnify its officers and directors to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; (ii) the Delaware Company is required to advance expenses to its officers and directors as incurred, including expenses related to obtaining a determination that such officers and directors are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (iii) an officer or director may bring suit against the Delaware Company if a claim for indemnification is not timely paid; (iv) the Delaware Company is authorized to enter into indemnification agreements with its officers and directors; and (v) the Delaware Company may not retroactively amend the Indemnification provision in its By-Laws in a way which is adverse to its officers or directors or former officers or directors. The Company has entered into indemnification agreements with its officers and directors. The Delaware Company plans to enter into similar agreements with its officers and directors upon completion of the proposed reincorporation in the form attached as Appendix
                                                                        --------
B to this Proxy Statement (the "Delaware Indemnity Agreement"). The Delaware
-
Indemnity Agreement contains certain additional limitations on indemnification for expenses in suits against the Company not contained in the indemnification agreements currently in effect.

     Principal Terms of the Delaware Indemnity Agreements

     1. Indemnification rights may be provided under the Delaware Indemnity Agreement to a person in his capacity as a present or former director, officer, employee or other Agent (as such, term is defined in the Delaware Indemnity Agreement) of the Company (the "Indemnitee") in connection with a threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative. Indemnification rights are also provided to an Indemnity's heirs, executors and administrators to the same extent they would be provided to the Indemnitee were he or she still alive.

     2. The Company must maintain in effect directors' and officers' liability insurance naming the Indemnitee as an insured in reasonable amounts from established and reputable insurers, unless such insurance is not available on reasonable terms.

     3. The Company must indemnify against all expenses reasonably incurred by an Indemnitee to the extent he or she has been successful in the defense of any proceeding (including an action by or in the right of the Company such as a derivative action).

     4. The Company is required to indemnify against any expenses and liabilities (including judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by an Indemnitee in connection with any proceeding (other than an action by or in the right of the Company), provided the Indemnitee's actions met the required standard of conduct.

     5. In connection with proceedings brought by or in the right of the Company against the Indemnitee (including derivative actions), the Company is required to indemnify against expenses actually and reasonably incurred by the Indemnitee, provided that his or her actions met the required standard of conduct. However, no indemnification is required in such proceeding to the extent the Indemnitee is finally adjudged liable to the Company unless the court determines that, in view of all the circumstances, the Indemnitee is fairly and reasonably entitled to indemnification.

     6. The Company is required to advance expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, provided that the Indemnitee undertakes to repay any amounts for which he or she is ultimately determined not to be entitled to indemnification. This provision of the Delaware Indemnity Agreement expands upon Section 145, which is silent on advances of expenses incurred in connection with investigation, settlement and appeal.

     7. The Indemnitee may enforce in court any right to indemnification or advances granted by the Indemnity Agreement if (i) his or her claim is denied in whole or in part, or (ii) no disposition of his or her claim is made within 90 days of his or her request therefor. If successful in an enforcement action, the Indemnitee is entitled to be paid the expenses of prosecuting his or her claim.

     If the proposed reincorporation is approved, the indemnification agreements also will be approved by the Company's shareholders. Thus a vote in favor of the proposed reincorporation will also ratify and approve the indemnification agreements in substantially the form attached as Appendix B to this Proxy
                                                 ----------
Statement. Although the law in this regard is not certain, shareholders who vote in favor of the reincorporation proposal, and thereby approve the indemnity contracts, may be prevented from challenging the validity of the indemnity contracts in a subsequent court proceeding.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

     There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

     California and Delaware corporate law, the California Certificate and By-Laws and the Delaware Certificate and By-Laws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

ANTI-TAKEOVER MEASURES.

     General. Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Certain of such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are those described below and under Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES."

     The measures described below are either included in the California Articles or provided in California Law and applicable to the Company currently, in substantially similar terms. The Board of Directors is proposing certain additional anti-takeover measures not currently applicable to the Company for separate consideration and vote by the shareholders. See Proposal Four, "ADDITIONAL ANTI-TAKEOVER MEASURES".

     In addition, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain. The Company does not have a rights plan in place and the Board has no present intention to adopt such a plan. The Company does not have any present intention of adopting any further anti-takeover measures, nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated.

     Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the By-Laws or the Articles of Incorporation, or permits the By-Laws to provide that the number of directors may vary within a specified range. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California By-Laws provide for a board of directors that may vary between three and five members, inclusive, and the exact number of directors has been fixed at four. California law also requires that any change in a fixed number of directors and any change in the range of a variable board of directors specified in the Articles of Incorporation and By-Laws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the Articles of Incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California By-Laws require the vote of a majority in interest of the voting power of all of the then outstanding shares to change the range of the Company's variable Board of Directors.

     Delaware law permits a board of directors to change the authorized number of directors by amendment to the By-Laws unless the number of directors is fixed in the certificate of incorporation or the manner of fixing the number of directors is set forth in the Certificate of Incorporation, in which case the number of directors may be changed only by amendment of the certificate of incorporation or consistent with the manner specified in the certificate of incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

     Filling Board Vacancies. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's voting stock may call a special meeting of shareholders, or
(ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholder's holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office. The proposed Delaware Certificate and By-Laws provide that vacancies shall be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors, or by the sole remaining director, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders, or as otherwise provided by law. The California Articles are silent on filling vacancies. The California By-Laws provide vacancies may be filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director except that a vacancy created by the removal of a director, by the vote or written consent of the shareholders or by court order, may be filled only by the vote of a majority of outstanding voting shares.

     Advance Notice Requirement for Shareholder Proposals and Director Nominations. There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the proxy statement released in connection with the previous year's annual meeting.

     Both the California By-Laws and the Delaware By-Laws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely under the California By-Laws, the shareholder's proposal must be received at the principle offices of the Company no later than the date required by the Exchange Act. To be timely under the Delaware By-Laws, a shareholder proposal to be presented at an annual meeting shall be received at the Delaware Company's principal executive offices no less than 120 days in advance of the date that the Company's (or Company's predecessor's) proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholders to be timely must be received no later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

     Blank Check Preferred.    After the reincorporation, the Delaware Company
would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the Reincorporation Effective Date, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     Future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of a majority of the Voting Stock required for certain of the proposed amendments (as described below).

     If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders. The Board currently has the right to issue Preferred Stock without shareholder approval under the California Articles.

     Tender Offer Statutes. A Delaware statute regulates tender offers and is intended to limit coercive takeovers of companies incorporated in that state. The Delaware law, Section 203, provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder unless
(i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85%, of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by person who are directors and also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) the business combination is approved by the Board of Directors and authorized by 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding voting stock; however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders, including an exception for parties that held 15% or more of the outstanding voting stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original Certificate of Incorporation or at any time by action of its shareholders. The Company has not opted out of the statute.

     In contrast, California law requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness hearing." This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters' rights. Delaware law has no comparable provision.

OTHER KEY DIFFERENCES BETWEEN CALIFORNIA AND DELAWARE LAW.

     Loans To Officers, Directors and Employees. California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation. However, a bylaw approved by the shareholders may provide that the Board alone may approve such loan, guaranty or plan by a vote sufficient without counting the vote of any interested director or directors if the Board determines that such loan, guaranty or plan may reasonably be expected to benefit the corporation. The California By-Laws do not provide for such loans. Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

     Class Vote For Certain Reorganizations. With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the Certificate of Incorporation which adversely affects a specific class of shares.

     Inspection Of Shareholder Lists. California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's outstanding voting shares or shareholders holding 1% or more of such shares who have filed a Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

     Appraisal Rights. Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

     Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the Reincorporation Proposal.

     Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

     In addition, Delaware law does not provide shareholders with voting or
                                    ---
appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding paragraph.

     Dividends. Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

     The Company has never paid a cash dividend, and the Delaware Company does not anticipate paying any cash dividends in the foreseeable future.

     Application of California Law After Reincorporation. California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the Nasdaq National Market and are held by fewer than 800 shareholders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation.

     Because the Company's Common Stock is traded in the Nasdaq National Market and the Company's shares are held by at least 800 shareholders as of its most recent annual meeting of shareholders, California law will not apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to meet both of these requirements .

     If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

SUMMARY OF FEDERAL TAX CONSEQUENCES OF THE REINCORPORATION.

     The reincorporation is intended to be a reorganization under the Internal Revenue Code of capital stock of 1986, as amended. Generally, for federal income tax purposes, no gain or loss should be recognized by holders of the Company as a result of the reincorporation and no gain or loss should be recognized by the Company or the Delaware Company.

     Each former holder of Common Stock of the Company should have the same basis in the Common Stock of the Delaware Company received pursuant to the reincorporation as such shareholder had in the Common Stock of the Company held by such shareholder at the time of consummation of the reincorporation. A shareholder's holding period with respect to the Common Stock of the Delaware Company received in the reincorporation should include the period during which the shareholder held the corresponding shares of Common Stock of the Company; provided that the shares of Common Stock of the Company were held by the shareholder as capital assets at the time of consummation of the reincorporation. Tax provisions are complex and subject to change and this summary does not purport to be a complete discussion of all the possible tax consequences of the reincorporation under federal laws. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

EACH SHAREHOLDER SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

BOARD OF DIRECTORS RECOMMENDATION.

     The Board of Directors believes that the proposed reincorporation of the Company in Delaware and all related matters is in the best interests of the shareholders of the Company and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO REINCORPORATE IN DELAWARE AND CERTAIN RELATED MATTERS.

     A VOTE FOR THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER, THE DELAWARE CERTIFICATE (WITHOUT ANTI-TAKEOVER MEASURES SET FORTH UNDER PROPOSAL FOUR UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), THE DELAWARE BY-LAWS (WITHOUT ANTI-TAKEOVER MEASURES SET FORTH UNDER PROPOSAL FOUR UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), THE FORM OF THE INDEMNIFICATION AGREEMENTS, THE ADOPTION AND ASSUMPTION BY THE DELAWARE COMPANY OF THE COMPANY'S 1991 STOCK OPTION PLAN, 1991 OUTSIDE DIRECTORS STOCK OPTION PLAN AND ALL OTHER ASPECTS OF THIS PROPOSAL THREE. SEE PROPOSAL FOUR, "ADDITIONAL ANTI-TAKEOVER MEASURES."

                                 PROPOSAL FOUR

                       ADDITIONAL ANTI-TAKEOVER MEASURES

     As described under Proposal Three, "REINCORPORATION IN THE STATE OF DELAWARE AND OR RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS," the Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. In addition, if Proposal Three is approved, the Board has also proposed the inclusion in the Delaware Certificate and By-Laws of certain provisions available to public companies under Delaware law that deter hostile take-over attempts, as more particularly described below. These measures are not included in the California Articles and are not applicable to the Company under California Law currently. Accordingly, these matters are presented for separate consideration and vote by the shareholders.

     In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in the Company's new charter documents, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

     A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a Board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the Board of Directors, there is a greater opportunity for the Board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the shareholders in the most effective manner.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to shareholders, providing all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders. Accordingly, the Board has separately proposed certain measures for inclusion in the Delaware Certificate or the Delaware By-Laws that may have the effect of discouraging or deterring hostile takeover attempts.

     Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

     In addition, by increasing the probability that any person or group seeking control of the Delaware Company would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the shareholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of the Company at a premium over the market rate and
(ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to shareholders generally.

     It should be noted, however, that the Board of Directors has a fiduciary duty to the shareholders to negotiate for the best interests of the shareholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of the Delaware Company.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make these proposals beneficial to the Company and its shareholders.

     The proposal to include these anti-takeover provisions as part of the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors, although the Board has no such intention at the present time.

SUMMARY OF ADDITIONAL ANTI-TAKEOVER MEASURES.

     The separate proposals are summarized in the chart below. The following chart does not purport to be an exhaustive discussion. It is qualified in its entity by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and By-Laws and the Delaware Certificate and By-Laws. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and By-Laws attached to this Proxy Statement. Shareholders should note that each of these measures is proposed for separate consideration and vote by the shareholders.

--------------------------------------------------------------------------------
           ISSUE                     DELAWARE                  CALIFORNIA
           -----                     --------                  ----------
--------------------------------------------------------------------------------
Cumulative Voting for        Cumulative voting is not   California law permits
Directors                    available unless it is     Nasdaq National Market
                             provided for in the        corporations with over
                             Certificate of             800 shareholders to
                             Incorporation; the Board   eliminate cumulative
                             proposes that the          voting.  The California
                             Delaware Certificate not   Articles do not
                                                  ---   eliminate cumulative
                             provide for cumulative     voting.
                             voting.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Classified Board             Delaware law permits the   California law permits
                             adoption of a classified   the Company to adopt a
                             board with staggered       classified board with
                             terms.  The Board          staggered terms with
                             proposes that the          shareholder approval.
                             Delaware Certificate and   The California By-Laws
                             By-Laws provide for a      do not provide for a
                             classified Board with      classified Board.
                             three classes of
                             directors, each with a
                             three year term.

                             Delaware law permits the   California law permits
                             removal of a director on   the removal of a
                             a classified board only    director with or
                             for cause, unless          without cause by
                             otherwise specified in     affirmative vote of a
                             the Certificate of         majority of the
                             Incorporation.  The        outstanding shares.
                             Board proposes that the
                             Delaware Certificate and
                             By-Laws permit removal
                             of directors only for
                             cause by affirmative
                             vote of the majority of
                             the outstanding shares
                             of voting stock entitled
                             to vote at an election
                             of directors.

Action by Written Consent    The Board proposes that    Actions by written
of Shareholders in lieu      actions by written         consent are permitted
of a Shareholder vote at     consent not be permitted   by the California
a Shareholder Meeting        under the Delaware         Articles and By-Laws.
                             Certificate.  All
                             shareholder action would
                             take place by a
                             shareholder vote at a
                             meeting of shareholders.

Call of Special Meetings     Special meetings may be    Special meetings may be
by Shareholders              called only by the Board   called by the Board,
                             or any person as may be    the Chairman, the
                             designated in the          President, holders of
                             Certificate of             10% or more of the
                             Incorporation or           outstanding voting
                             By-Laws.  The Board        power and such other
                             proposes that the          persons as may be
                             Delaware Certificate and   designated in the
                             By-Laws provide special    Articles of
                             meetings may be called     Incorporation or
                             only by the Board, the     By-Laws.  The
                             Chairman or the            California By-Laws
                             President and Chief        provide special
                             Executive Officer.         meetings may be called
                                                        by the Board, the
                                                        Chairman, the President
                                                        or holders of 10% or
                                                        more of the outstanding
                                                        voting power.

Amendment of Certificate     The Board proposes that    Amendments of the
and By-Laws                  amendments of certain      California Articles
                             provisions the Delaware    require approval by a
                             Certificate require        majority of the
                             approval by two-thirds     outstanding voting
                             of the voting stock and    shares.  The By-Laws
                             a majority of the voting   can be amended by the
                             stock for certain          Board or the holders of
                             provisions, and that the   a majority of the
                             Delaware By-Laws could     outstanding voting
                             be amended by the Board    shares, except that the
                             or by the holders of       Board may not amend the
                             two-thirds of the          range of authorized
                             outstanding voting         directors.
                             shares.
--------------------------------------------------------------------------------

                                PROPOSAL FOUR A


                ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS

     Concurrent with the reincorporation proposal described above, the Board of Directors has proposed the adoption of certain additional measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The elimination of cumulative voting for directors is one such measure.

     Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

     Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its Articles of Incorporation or By-Laws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on the Nasdaq National Market and are held by at least 800 shareholders. The California Articles have not been amended to eliminate cumulative voting.

     Cumulative voting is not available under Delaware law unless so provided in the corporation's Certificate of Incorporation. The Board of Directors has proposed to eliminate cumulative voting by eliminating it from the Delaware Certificate.

     The elimination of cumulative voting could deter investors from acquiring a minority block in the Company, with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company on a basis which some shareholders might deem favorable.

     In the event this proposal is not approved by the requisite vote of shareholders, the Delaware Certificate will provide for cumulative voting in the election of directors. In the event this proposal is approved, the provision regarding cumulative voting of directors will not be included in the Delaware Certificate.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.


     The affirmative vote of a majority of the voting power of all outstanding Common Stock of the Company is required for approval of this proposal.

     The Board believes that the proposed provision regarding the elimination of cumulative voting under the Delaware Certificate is in the best interest of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                PROPOSAL FOUR B


            CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE

     Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. A classified board of directors removable only for cause is another such measure.

     A classified Board provides directors to be divided into two or three "classes" elected for staggered "terms" of two or three years. The classification system of electing directors may tend to maintain the incumbency of the Board as it generally enables it more difficult for shareholders to change a majority of the directors. A classified board may also contribute to the continuity and stability of its leadership and policy. Classification of the Board of Directors might make it more difficult for a person acquiring shares to take immediate control of the Board of Directors.

     Delaware law permits the adoption of a classified Board of Directors with staggered terms. A maximum of three classes of directors is permitted by Delaware law, with members of one class to be elected each year for a maximum term of three years. The Board of Directors has proposed the inclusion in the Delaware Certificate and By-Laws of certain provisions establishing a classified Board of Directors removable only for cause, as discussed below (the "Classified Board Provisions").

     The directors of the California Company, who will also be the directors of the Delaware Company if the reincorporation proposal is approved, are set forth in Proposal One. Under the Classified Board Provisions, the Board of Directors will be divided into three classes, designated Class I, Class II and Class III, on the Reincorporation Effective Date. The director in Class I, F. Gil Troutman, Jr., will hold office until the first annual meeting of shareholders following the Reincorporation Effective Date, the directors in Class II, Howard
O. Painter, Jr. and J. Scott Kamsler, will hold office until the second annual meeting of shareholders following the Reincorporation Effective Date and the director in Class III, Michael A. Ford, will hold office until the third annual meeting of shareholders following the Reincorporation Effective Date (and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death) and, after each such election, the directors shall then serve in succeeding terms of three years and until their successors are duly elected and qualified.

     Under California law, a director may be removed with or without cause by the affirmative vote of a majority of the outstanding shares. Under Delaware law, a director on a classified board of directors can be removed from office during his term by shareholders only for cause unless the Certificate of Incorporation provides otherwise. The Board of Directors has proposed that the Delaware Certificate provide that the Company's directors may be removed from office only for cause by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of voting stock of the Company entitled to vote in the election of directors.

     California law generally requires that directors be elected annually but does permit a "classified" Board of Directors if (i) a corporation is listed on a national stock exchange or (ii) the corporation's shares are traded on the Nasdaq National Market and are held by at least 800 shareholders. California law also allows the election of one or more directors by the holders of a particular class or series of shares. The California Articles currently do not provide for a classified Board of Directors.

     With the Classified Board Provisions proposed for inclusion in the Delaware Certificate and By-Laws, unless directors are removed for cause, it will require at least two annual meetings of shareholders for a majority of shareholders to make a change in control of the Board of Directors, since only a portion of the directors will be elected at each meeting. A significant effect of a classified Board of Directors may be to deter hostile takeover attempts because an acquirer would experience delay in replacing a majority of the directors. However, a classified Board of Directors also makes it more difficult for shareholders to effect a change in control of the Board of

Directors, even if such a change in control is sought due to dissatisfaction with the performance of the Company's directors.

     In the event this proposal is not approved, all directors of the Company will be elected at each annual meeting. In the event this proposal is approved, the Delaware Certificate and By-Laws will include the Classified Board Provisions as set forth in Exhibit 1 to the Merger Agreement.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.


     The affirmative vote of a majority of the voting power of all outstanding Common Stock of the Company is required for approval of this proposal.

     The Board believes that the Classified Board Provisions proposed for inclusion in the Delaware Certificate and By-Laws are in the best interest of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                PROPOSAL FOUR C

                   ELIMINATION OF ACTION BY WRITTEN CONSENT

     Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The elimination of action by written consent of the shareholders is another such measure.


     Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate such actions by written consent in its charter. The California Articles does not eliminate the ability of shareholders to act by written consent. The Board of Directors proposes to include a provision in the Delaware Certificate and a corresponding provision in the Delaware By-Laws, which would eliminate the right of shareholders to act by written consent of shareholders.

     Elimination of such shareholders' right to act by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' right to act by written consent may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware By-Laws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting was held to take any such action. The Board believes this provision would enhance the Board's and shareholders' opportunity to fully consider shareholder proposals at a meeting where all views can be heard.

     In the event this proposal is not approved by the requisite vote of the shareholders, the Delaware Certificate and By-Laws will provide for action by written consent by the shareholders. In the event the proposal is approved, the Delaware Certificate and the Delaware By-Laws will include a provision which eliminates the shareholders' right to act by written consent as set forth in
Exhibit 2 to the Merger Agreement.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.

     The affirmative vote of a majority of the voting power of all outstanding Common Stock of the Company is required for approval of this proposal.

     The Board believes that the proposed provisions under the Delaware Certificate and By-Laws regarding the elimination of action by written consent is in the best interest of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                PROPOSAL FOUR D


                LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS

     Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. Limiting the manner in which special meetings are called is another such measure.

     Under California law, special meetings of shareholders may be called by the Board, the Chairman of the Board, the President, the holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Articles of Incorporation or By-Laws of a company. The California By-Laws provide special meetings may be called by the Board, the Chairman of the Board, the President or the holders of 10% or more of the outstanding voting power.

     Delaware law, however, provides that special meetings of shareholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or By-Laws. The Board of Directors has proposed a provision in the Delaware Certificate and the Delaware By-Laws providing that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer. Such a provision precludes a shareholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting. Such a provision could have the affect of deterring efforts to seek control of the Company on a basis which some shareholders might deem favorable.

     In the event this proposal is not approved by the requisite vote of the shareholders, the Delaware By-Laws will provide that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board, the President and Chief Executive Officer or the holders of 10% or more of the outstanding voting power. In the event this proposal is approved, the Delaware Certificate and By-Laws will provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer as set forth in Exhibit 3 to the Merger Agreement.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.

     The affirmative vote of a majority of the voting power of all outstanding Common Stock of the Company is required for approval of this proposal.

     The Board believes that the proposed provisions regarding the limitation on the ability to call special meetings by the shareholders under the Delaware Certificate and By-Laws is in the best interest of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                PROPOSAL FOUR E


  SUPER-MAJORITY VOTE REQUIREMENT FOR AMENDMENT OF  DELAWARE CERTIFICATE AND
                                    BY-LAWS

     Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. Super-majority vote requirements for amendments to the Delaware Certificate and By-Laws are such measures.

     Both Delaware and California law permit super-majority voting requirements on most matters which may be voted upon by shareholders or directors. California law permits super-majority voting requirements for corporations if
(i) the corporation is listed on a national stock exchange or the corporation's shares are traded on the Nasdaq National Market and are held by at least 800 shareholders, on most matters which may be voted upon by shareholders and directors, provided that such provisions are included in the Company's Articles
           --------
of Incorporation after shareholder approval. However, shareholders of a California corporation must vote to renew such provisions every two years. Delaware law does not provide similar restrictions on super-majority voting provisions.

     The California Articles may be amended following the approval by the Board of Directors and by a majority of the outstanding shares. The Board has proposed that the Delaware Certificate include a provision under which the Delaware Certificate may be amended by action of the Board of Directors with the affirmative vote of a majority of outstanding shares, provided that for the following provisions, two-thirds of the outstanding shares would be required for amendment of the Delaware Certificate, subject, where indicated, to the separate approval of the inclusion of such provisions in the Delaware Certificate under Proposals Four A through Four D above: (i) the establishment of a Classified Board, the terms of office of directors, and restrictions on removal of directors only for cause (subject to the separate approval of the shareholders of the Classified Board Provisions set forth in Proposal Four B, described above); (ii) the exclusive right of the directors to change the number of authorized directors and to fill vacancies on the Board; (iii) the percentage of shares necessary to amend certain provisions of the Delaware Certificate; (iv) the authority of the Board of Directors and the shareholders to amend the Delaware By-Laws; (v) the elimination of the right of shareholders to act without a meeting (subject to the separate approval of the shareholders of the elimination of the right of shareholders to act without a meeting under Proposal Four C above); (vi) the elimination of the right of shareholders to call a special shareholders meeting (subject to the separate approval of the shareholders of the elimination of the right of shareholders to call a special meeting under Proposal Four D above); and (vii) the elimination of directors' personal liability for monetary damages arising from their negligence or gross negligence.

     The California By-Laws may be amended or repealed either by the Board of Directors or by the holders of a majority in interest of the outstanding stock of the Company, except that the Board of Directors may not change the authorized range of directors. The Board has proposed that the Delaware By-Laws include a provision under which the Delaware By-Laws may be adopted, amended or repealed by the Board or by the affirmative vote of the holders of at least two-thirds of the shares of the capital stock of the Delaware Company. This provision would have the effect of making it more difficult for shareholders to amend the Delaware By-Laws.

     In the event this proposal is not approved by the requisite vote of the shareholders, any provision of the Delaware Certificate may be amended by action of the Board of Directors, with the affirmative vote of a majority of outstanding shares, and the Delaware By-Laws may be adopted, amended or repealed by the Board or by the affirmative vote of the holders of at least a majority of the shares of capital stock of the Delaware Company.

     In the event this proposal is approved by the shareholders, the Delaware Certificate and By-Laws will include the super-majority provisions, as set forth in Exhibit 4 to the Merger Agreement.

VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION.

     The affirmative vote of a majority of the voting power of all outstanding Common Stock of the Company is required for approval of this proposal.

     The Board believes that the proposed provisions regarding super-majority voting for the amendment of the Delaware Certificate and By-Laws is in the best interest of the shareholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                 PROPOSAL FIVE


            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected Grant Thornton as independent accountants to audit the financial statements of the Company for the fiscal year ending February 1, 1998. Grant Thornton has acted in such capacity since its appointment during the fiscal year ended January 31, 1993. A representative of Grant Thornton is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The affirmative vote of a majority of the votes present and entitled to vote at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not be counted as having been voted on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF GRANT THORNTON AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING FEBRUARY 1, 1998.


                     SHAREHOLDER PROPOSALS TO BE PRESENTED
                            AT NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next Annual Meeting of the Shareholders of the Company must be received at the Company's principal office not later than January 1, 1998, and satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.


                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                              By Order of the Board of Directors,


                              /s/ JOSE M. MILLARES, JR.
                              JOSE M. MILLARES, JR.
                              Secretary


May 5, 1997

                                   APPENDIX A
                                   ----------

                         AGREEMENT AND PLAN OF MERGER



     THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of the 28th day of April, 1997 by and between DSP Technology Inc., a California corporation ("DSP California"), and DSP Technology Inc., a Delaware corporation ("DSP Delaware").

                                  WITNESSETH:

     WHEREAS, DSP Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, DSP California is a corporation duly organized and existing under the laws of the State of California;

     WHEREAS, on the date of this Merger Agreement, DSP Delaware has authority to issue 1,000 shares of Common Stock, par value $.001 per share (the "DSP Delaware Common Stock"), of which 100 shares are issued and outstanding and owned by DSP California;

     WHEREAS, as of April 25, 1997, the record date of the 1997 Annual Meeting of Shareholders (the "Annual Meeting"), DSP California has authority to issue
(i) 25,000,000 shares of Common Stock (the "DSP California Common Stock"), of which 2,180,962 shares are issued and outstanding and (ii) 2,500,000 shares of Preferred Stock, of which no shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors for DSP Delaware and DSP California have determined that, for the purpose of effecting the reincorporation of DSP California in the State of Delaware, it is advisable and to the advantage of said two corporations and their shareholders that DSP California merge with and into DSP Delaware upon the terms and conditions herein provided; and

     WHEREAS, the respective Boards of Directors of DSP Delaware and DSP California, the shareholders of DSP California, and the sole stockholder of DSP Delaware have adopted and approved this Merger Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, DSP California and DSP Delaware hereby agree to merge as follows:

     1.   Merger.  DSP California shall be merged with and into DSP Delaware,
          ------
and DSP Delaware shall survive the merger ("Merger"), effective upon the date when this Merger Agreement is made effective in accordance with applicable law (the "Effective Date").

     2.   Governing Documents.  The Certificate of Incorporation of DSP Delaware
          -------------------
shall be amended and restated as in the form attached hereto as Appendix A-1,
                                                                ------------
and shall be the Certificate of Incorporation of the surviving corporation; and the By-Laws of DSP Delaware shall be amended and restated as in the form attached hereto as Appendix A-2, provided, however, that (i) in the event
                   ------------  -----------------------
Proposal Four A is approved by the requisite vote of the shareholders of DSP California at the Annual Meeting, Article TENTH of the Certificate of Incorporation attached as Appendix A-1 shall be deleted; (ii) in the event
                          ------------
Proposal Four B is approved by the requisite vote of the shareholders of DSP California at the Annual Meeting, Article SIXTH, Section A of the Certificate of Incorporation attached as Appendix A-1 and as and Article 2, Sections 2.2 and
                          ------------
2.12 of the Delaware By-Laws shall read in their entirety as set forth on
Exhibit 1 hereto; (iii) in the event Proposal Four C is approved by the requisite vote of the shareholders of DSP California at the Annual Meeting, a new Article FIFTH, Section C (as set forth on Exhibit 2 hereto) shall be added to the Certificate of Incorporation attached as Appendix A-1 and Article 1,
                                                ------------
Section 1.12 of the Delaware By-Laws shall read in its entirety as set forth on
Exhibit 2 hereto; (iv) in the event Proposal Four D is
approved by the requisite vote of the shareholders of DSP California at the Annual Meeting, a new Article FIFTH, Section D (as set forth as Exhibit 3 hereto) shall be added to the Certificate of Incorporation attached as Appendix
                                                                       --------
A-1 and Article 1, Section 1.3 of the Delaware By-Laws shall read in its
---
entirety as set forth on Exhibit 3 hereto; and (v) in the event Proposal Four E is approved by the requisite vote of the shareholders of DSP California at the Annual Meeting, Article SEVENTH and Article NINTH of the Certificate of Incorporation attached as Appendix A-1, and Article 6, Section 6.2 of the
                          ------------
Delaware By-Laws shall read as set forth in Exhibit 4 hereto.

     3.   Directors and Officers.  The directors and officers of DSP California
          ----------------------
shall become the directors and officers of DSP Delaware upon the Effective Date.

     4.   Succession.  On the Effective Date, DSP Delaware shall succeed to DSP
          ----------
California in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

     5.   Further Assurances.  From time to time, as and when required by DSP
          ------------------
Delaware or by its successors and assigns, there shall be executed and delivered on behalf of DSP California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in DSP Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of DSP California, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of DSP Delaware are fully authorized in the name and on behalf of DSP California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     6.   Stock of DSP California.  Upon the Effective Date, by virtue of the
          -----------------------
Merger and without any action on the part of the holder thereof, each share of DSP California Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of DSP Delaware Common Stock.

     7.   Stock Certificates.  On and after the Effective Date, all of the
          ------------------
outstanding certificates which prior to that time represented shares of DSP California stock shall be deemed for all purposes to evidence ownership of and to represent the shares of DSP Delaware stock into which the shares of DSP California stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of DSP Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to DSP Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of DSP Delaware stock evidenced by such outstanding certificate as above provided.

     8.   Options.  Upon the Effective Date, each outstanding option or other
          -------
right to purchase shares of DSP California stock, including those options granted under the 1991 Stock Option Plan (the "Option Plan") and the 1991 Outside Directors Stock Option Plan (the "Directors Plan") of DSP California, shall be converted into and become an option or right to purchase the same number of shares of DSP Delaware stock at a price per share equal to the exercise price of the option or right to purchase DSP California stock and upon the same terms and subject to the same conditions as set forth in the Option Plan and the Directors Plan, respectively, and other agreements entered into by DSP California pertaining to such options or rights. A number of shares of DSP Delaware stock shall be reserved for purposes of such options and rights equal to the number of shares of DSP California stock so reserved as of the Effective Date. As of the Effective Date, DSP Delaware shall assume all obligations of DSP California under agreements pertaining to such options and rights, including the Option Plan, and the outstanding options or other rights, or portions thereof, granted pursuant thereto.

     9.   Other Employee Benefit Plans.  As of the Effective Date, DSP Delaware
          ----------------------------
hereby assumes all obligations of DSP California under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

     10.  Outstanding Common Stock of DSP Delaware.  Forthwith upon the
          ----------------------------------------
Effective Date, the One Hundred (100) shares of DSP Delaware Common Stock presently issued and outstanding in the name of DSP

California shall be canceled and retired and resume the status of authorized and unissued shares of DSP Delaware Common Stock, and no shares of DSP Delaware Common Stock or other securities of DSP Delaware shall be issued in respect thereof.

     11.  Covenants of DSP Delaware.  DSP Delaware covenants and agrees that it
          -------------------------
will, on or before the Effective Date:

          a. Qualify to do business as a foreign corporation in the State of California, and in all other states in which DSP California is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of DSP Delaware. In connection therewith, DSP Delaware shall irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code and under applicable provisions of state law in other states in which qualification is required hereunder.

          b. File any and all documents with the California Franchise Tax Board necessary to the assumption by DSP Delaware of all of the franchise tax liabilities of DSP California.

     12.  Book Entries.  As of the Effective Date, entries shall be made upon
          ------------
the books of DSP Delaware in accordance with the following:

          a. The assets and liabilities of DSP California shall be recorded at the amounts at which they were carried on the books of DSP California immediately prior to the Effective Date, with appropriate adjustments to reflect the retirement of the one hundred (100) shares of DSP Delaware Common Stock presently issued and outstanding.

          b. There shall be credited to the capital stock of DSP Delaware the aggregate amount of the par value of all shares of DSP Delaware stock resulting from the conversion of the outstanding California Common Stock pursuant to the Merger.

          c. There shall be credited to the capital surplus account of DSP Delaware the aggregate of the amounts shown in the capital stock and capital surplus accounts of DSP California immediately prior to the Effective Date, less the amount credited to the common stock account of DSP Delaware pursuant to Paragraph (b) above.

          d. There shall be credited to the retained earnings account of DSP Delaware an amount equal to that carried in the retained earning account of DSP California immediately prior to the Effective Date.

     13.  Condition.  It shall be a condition precedent to the consummation of
          ---------
the Merger and the other transactions contemplated by this Merger Agreement that the shares of Delaware Common Stock to be issued by DSP Delaware shall, upon official notice of issuance, be listed on the Nasdaq National Market prior to or on the Effective Date.

     14.  Amendment.  At any time before or after approval and adoption by the
          ---------
shareholders of DSP California, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of DSP Delaware and DSP California to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

     15.  Abandonment.  At any time before the Effective Date, this Merger
          -----------
Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either DSP California or DSP Delaware or both, notwithstanding approval of this Merger Agreement by the sole stockholder of DSP Delaware and the shareholders of DSP California.

     16.  Counterparts.  In order to facilitate the filing and recording of this
          ------------
Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Board of Directors of DSP California and DSP Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.


                                    DSP Technology Inc., a Delaware corporation


                                    By: /s/ F. GIL TROUTMAN, JR.
                                        ------------------------
                                        F. Gil Troutman, Jr.,
                                        President

ATTEST:



/s/ JOSE M. MILLARES, JR.
--------------------------------
Jose M. Millares, Jr., Secretary

                                    DSP Technology Inc., a California
                                    corporation


                                    By: /s/ F. GIL TROUTMAN, JR.
                                        ------------------------
                                        F. Gil Troutman, Jr.,
                                        President
ATTEST:

/s/ JOSE M. MILLARES, JR.
--------------------------------
Jose M. Millares, Jr., Secretary

                                   Exhibit 1
                                   ---------

            CLASSIFIED BOARD OF DIRECTORS REMOVABLE ONLY FOR CAUSE
                               (Proposal Four B)

     In the event Proposals Three and Four B are approved by the requisite vote of the shareholders, Article Sixth, Section A of the Delaware Certificate shall read in its entirety as follows:

     The number of directors shall initially be four (4) and thereafter shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the effective date of the merger of DSP Technology Inc., a California corporation with and into the Corporation (the "Effective Date") the directors shall be divided into three classes with the term of office of the first class to expire at the first annual meeting of the stockholders following the Effective Date, the term of office of the second class to expire at the second annual meeting of stockholders held following the Effective Date, the term of office of the third class to expire at the third annual meeting of stockholders following the Effective Date, and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director."; and

     Article 2, Sections 2.2. and 2.12. of the Delaware By-Laws shall read their entirety as follows:

     "2.2.  Number and Term of Office.  The number of directors shall initially
            -------------------------
     be four (4) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Upon the effective date of the Agreement and Plan of Merger between the Corporation and DSP Technology Inc., a California corporation (the "Effective Date"), the directors shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders held after the Effective Date; the term of office of the second class to expire at the second annual meeting of stockholders held after the Effective Date; the term of office of the third class to expire at the third annual meeting of stockholders held after the Effective Date; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director."

                                    * * * *

     "2.12.  Removal.  Subject to the rights of the holders of any series of
             -------
     Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class."

                                   Exhibit 2
                                   ---------

                   ELIMINATION OF ACTION BY WRITTEN CONSENT
                              (Proposal  Four C)


     In the event Proposals Three and Four C are approved by the requisite vote of the shareholders, Article Fifth, Section C of the Delaware Certificate shall read in its entirety as follows:

     "C.     Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders."; and

     Article 1, Section 1.12. of the Delaware By-Laws shall read in its entirety as follows:

     "1.12.  No Stockholder Action Without Meeting.  Any action required or
             -------------------------------------
     permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders."

                                   Exhibit 3

              LIMITATION ON THE ABILITY TO CALL SPECIAL MEETINGS
                               (Proposal Four D)


     Exhibit 3(A):
     ------------

     In the event Proposals Three and Four D are approved by the requisite vote of the shareholders, Article Fifth, Section D of the Delaware Certificate will read its entirety as follows:

     "D.    Special meetings of stockholders of the Corporation may be called only by the Board of Directors, the Chairman of the Board of Directors or the President and Chief Executive Officer."; and

     Exhibit 3(B):
     ------------

     Article 1, Section 1.3. of the Delaware By-Laws shall read in its entirety as follows:

     "1.3.  Special Meetings.  Special meetings of Stockholders may be called at
            ----------------
     any time only by the Board of Directors, Chairman of the Board or the President and Chief Executive Officer."

                                  Exhibit 4

               SUPER-MAJORITY VOTE REQUIREMENT FOR AMENDMENT OF
                     THE DELAWARE CERTIFICATE AND BY-LAWS
                               (Proposal Four E)

     In the event Proposals Three and Four E are approved by the requisite vote of the shareholders, Article Ninth of the Delaware Certificate shall read in its entirety as follows:

     "The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however,
                                                           --------  -------
     that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article NINTH, Article FIFTH, Article SIXTH, Article SEVENTH or Article EIGHTH."; and

     Article Seventh of the Delaware Certificate shall read in its entirety as follows:

     "The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation. Any adoption, amendment or repeal of By-Laws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class."; and

     Article 6, Section 6.2. of the Delaware By-Laws shall read in its entirety as follows:

     "6.2.  By the Stockholders.  Except as otherwise set forth in these By-
            -------------------
     Laws, these By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new By-Laws shall have been stated in the notice of such special meeting."

                                 APPENDIX A-1
                                 ------------


                         CERTIFICATE OF INCORPORATION
                            OF DSP TECHNOLOGY INC.

FIRST:    The name of the Corporation is DSP Technology Inc. (hereinafter
-----
          sometimes referred to as the "Corporation").

SECOND:   The address of the registered office of the Corporation in the State
------
          of Delaware is Incorporating Services, Ltd., 15 East North Street, in the City of Dover, County of Kent. The name of the registered agent at that address is Incorporating Services, Ltd.

THIRD:    The purpose of the Corporation is to engage in any lawful act or
-----
          activity for which a corporation may be organized under the General Corporation Law of Delaware.

FOURTH:
------

     A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Sixteen Million Shares (16,000,000) consisting of:

          1. Fifteen Million (15,000,000) shares of Common Stock, par value one-tenth of one cent ($.001) per share (the "Common Stock"); and

          2. One Million (1,000,000) shares of Preferred Stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock").

     B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereon. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing the series of Preferred Stock.

FIFTH:    The following provisions are inserted for the management of the
-----
          business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the By-Laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     B. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

                                     A-1-1

SIXTH:
-----

     A. The number of directors shall initially be four (4) and thereafter shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

     B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

SEVENTH:  The Board of Directors is expressly empowered to adopt, amend or
-------
          repeal By-Laws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation. Any adoption, amendment or repeal of By-Laws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

EIGHTH:   A director of the Corporation shall not be personally liable to the
------
          Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

          Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH:    The Corporation reserves the right to amend or repeal any provision
-----
          contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this
          --------  -------
          Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Certificate of Incorporation.

                                     A-1-2

TENTH     Every stockholder entitled to vote at any election of directors of
-----
          this company may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes on the same principle among as many candidates as he thinks fit. The candidates receiving the highest number of votes up to the number of directors to be elected are elected.

                                     A-1-3

                                 APPENDIX A-2
                                 ------------

                   BY-LAWS OF DSP TECHNOLOGY INC. (DELAWARE)

Article 1.  Stockholders
            ------------

     1.1.   Place of Meetings.  All meetings of stockholders shall be held at
            -----------------
such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer or, if not so designated, at the registered office of the corporation.

     1.2.   Annual Meeting.  The annual meeting of stockholders for the election
            --------------
of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors or the President and Chief Executive Officer at the time and place to be fixed by the Board of Directors or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient.

     1.3.   Special Meetings.  Special meetings of stockholders may be called at
            ----------------
any time only by the Board of Directors, the Chairman of the Board, the President and Chief Executive Officer or the holders of 10% or more of the outstanding voting power of the Corporation. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

     1.4.   Notice of Meetings.  Written notice of each meeting of stockholders,
            ------------------
whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     1.5.   Voting List.  The officer who has charge of the stock ledger of the
            -----------
corporation shall prepare, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall preemptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

     1.6.   Quorum.  Except as otherwise provided by law or these By-Laws, the
            ------
holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

     If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

                                     A-2-1

     1.7.   Adjournments.  Any meeting of stockholders may be adjourned to any
            ------------
other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     1.8.   Voting and Proxies.  Each stockholder shall have one vote for each
            ------------------
share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law. Each stockholder of record entitled to vote at a meeting of stockholders, may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     1.9.   Action at Meeting.  When a quorum is present at any meeting, any
            -----------------
election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws.

     All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

     1.10.  Notice of Stockholder Business.  At an annual meeting of the
            ------------------------------
stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or
(iii) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be

                                     A-2-2
received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

     A stockholder's notice to the Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting
(i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     1.11.  Conduct of Business.  At every meeting of the stockholders, the
            -------------------
Chairman of the Board, if there is such an officer, or if not, the person appointed by the Board of Directors, shall act as Chairman. The Secretary of the corporation or a person designated by the Chairman of the meeting shall act as Secretary of the meeting. Unless otherwise approved by the Chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these By-Laws to act by proxy, and officers of the corporation.

     The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and
Section 1.10 above. The Chairman of a meeting shall, if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section
1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     1.12.  Stockholder Action by Written Consent.  Any action which may be
            -------------------------------------
taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of a corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Article 2.  Board of Directors
            ------------------

     2.1.   General Powers.  The business and affairs of the corporation shall
            --------------
be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     2.2.   Number and Term of Office.  The number of directors shall initially
            -------------------------
be four (4) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). All directors shall hold office

                                     A-2-3
until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any director.

     2.3. Vacancies and Newly Created Directorships  Subject to the rights of
          -----------------------------------------
the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     2.4. Resignation.  Any director may resign by delivering his written
          -----------
resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.5. Regular Meetings.  Regular meetings of the Board of Directors may be
          ----------------
held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     2.6. Special Meetings.  Special meetings of the Board of Directors may be
          ----------------
called at any time and place, within or without the State of Delaware, by the Chairman of the Board, the President and Chief Executive Officer, two or more directors, or by one director in the event that there is only a single director in office.

     2.7. Notice of Special Meetings.  Notice of any special meeting of
          --------------------------
directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone or electronic voice message system at least 24 hours in advance of the meeting,
(ii) by sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least three (3) day in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     2.8. Participation in Meetings by Telephone Conference Calls.  Directors or
          -------------------------------------------------------
any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

     2.9. Quorum.  A majority of the total number of authorized directors shall
          ------
constitute a quorum at any meeting of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

     2.10 Action at Meeting.  At any meeting of the Board of Directors at which
          -----------------
a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

                                     A-2-4

     2.11.  Action by Consent.  Any action required or permitted to be taken at
            -----------------
any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing. Any such written consents shall be filed with the minutes of proceedings of the Board or committee.

     2.12.  Removal.  Subject to the rights of the holders of any series of
            -------
Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

     2.13.  Committees.  The Board of Directors may designate one or more
            ----------
committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

     2.14.  Compensation of Directors.  Directors may be paid such compensation
            -------------------------
for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to the determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

     2.15.  Nomination of Director Candidates.  Subject to the rights of holders
            ---------------------------------
of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date that the Corporation's (or the Corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, or in the event of a nomination for director to be elected at a special meeting, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission,

                                     A-2-5
had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

     In the event that a person is validly designated as a nominee in accordance with this Section 2.15 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 2.15 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the Corporation, if elected, of each such substitute nominee.

     If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section
2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

Article 3.  Officers
            --------

     3.1. Enumeration.  The officers of the corporation shall consist of a
          -----------
President and Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board, and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

     3.2. Election.  Officers shall be elected annually by the Board of
          --------
Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

     3.3. Qualification.  No officer need be a stockholder.  Any two or more
          -------------
offices may be held by the same person.

     3.4. Tenure.  Except as otherwise provided by law, by the Certificate of
          ------
Incorporation or by these   By-Laws, each officer shall hold office until his
successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

     3.5. Resignation and Removal.  Any officer may resign by delivering his
          -----------------------
written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by the Board of Directors.

     3.6. Chairman of the Board.  The Board of Directors may appoint a Chairman
          ---------------------
of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

     3.7. President.  The President shall, subject to the direction of the Board
          ---------
of Directors, have responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors. The President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe. He or she shall have power to sign stock certificates, contracts and other

                                     A-2-6
instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, other than the Chairman of the Board.

     3.8. Vice Presidents.  Any Vice President shall perform such duties and
          ---------------
possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     3.9. Secretary and Assistant Secretaries.  The Secretary shall perform such
          -----------------------------------
duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

     3.10.  Chief Financial Officer.  Unless otherwise designated by the Board
            -----------------------
of Directors, the Chief Financial Officer shall be the Treasurer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the Corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

     3.11.  Salaries.  Officers of the corporation shall be entitled to such
            --------
salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

     3.12.  Delegation of Authority.  The Board of Directors may from time to
            -----------------------
time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Article 4.  Capital Stock
            -------------

     4.1. Issuance of Stock.  Unless otherwise voted by the stockholders and
          -----------------
subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

     4.2. Certificates of Stock.  Every holder of stock of the corporation shall
          ---------------------
be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the

                                     A-2-7
corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Chief Financial Officer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

     Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

     4.3. Transfers.  Except as otherwise established by rules and regulations
          ---------
adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by the By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

     4.4. Lost, Stolen or Destroyed Certificates.  The corporation may issue a
          --------------------------------------
new certificate of stock in place of any previously saved certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

     4.5. Record Date.  The Board of Directors may fix in advance a date as a
          -----------
record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than sixty (60) nor less than ten
(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Article 5.  General Provisions
            ------------------

     5.1. Fiscal Year.  The fiscal year of the corporation shall be as fixed by
          -----------
the Board of Directors.

     5.2. Corporate Seal.  The corporate seal shall be in such form as shall be
          --------------
approved by the Board of Directors.

                                     A-2-8

     5.3. Waiver of Notice.  Whenever any notice whatsoever is required to be
          ----------------
given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telecopy, telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

     5.4. Actions with Respect to Securities of Other Corporations.  Except as
          --------------------------------------------------------
the Board of Directors may otherwise designate, the President or any officer of the corporation authorized by the President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation's ownership of securities in such other corporation or other organization.

     5.5. Evidence of Authority.  A certificate by the Secretary, or an
          ---------------------
Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     5.6. Certificate of Incorporation.  All references in these By-Laws to the
          ----------------------------
Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

     5.7. Severability.  Any determination that any provision of these By-Laws
          ------------
is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

     5.8. Pronouns. All pronouns used in these By-Laws shall be deemed to refer
          --------
to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     5.9. Notices.  Except as otherwise specifically provided herein or required
          -------
by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by prepaid telegram, mailgram, telecopy or commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the Corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if hand delivered, or the time such notice is dispatched, if delivered through the mails or be telegram or mailgram.

     5.10.  Reliance Upon Books, Reports and Records.  Each director, each
            ----------------------------------------
member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

     5.11.  Time Periods.  In applying any provision of these By-Laws which
            ------------
require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

     5.12.  Facsimile Signatures.  In addition to the provisions for use of
            --------------------
facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

                                     A-2-9

Article 6.  Amendments
            ----------

     6.1. By the Board of Directors.  Except as is otherwise set forth in these
          -------------------------
By-Laws, these By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     6.2. By the Stockholders.  Except as otherwise set forth in these By-Laws,
          -------------------
these By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new By-Laws
--------
shall have been stated in the notice of such special meeting.

Article 7.  Indemnification of Directors and Officers.
            -----------------------------------------

     7.1. Right to Indemnification.  Each person who was or is made a party or
          ------------------------
is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or of a Partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer or employee or in any other capacity while serving as a director, officer or employee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by Delaware Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in Section 7.2 of
                --------  -------
this Article 7, the Corporation shall indemnify any such person seeking indemnity in connection with an action, suit or proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the Corporation, (c) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Delaware General Corporation Law, or (d) the action, suit or proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition; provided,
                                                                   --------
however, that, unless the Delaware General Corporation Law then so prohibits,
-------
the payment of such expenses incurred by a director or officer of the Corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation. service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

     7.2. Right of Claimant to Bring Suit.  If a claim under Section 7.1 is not
          -------------------------------
paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other then an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the

                                    A-2-10
claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     7.3. Indemnification of Employees and Agents.  The Corporation may, to the
          ---------------------------------------
extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the Corporation.

     7.4. Non-Exclusivity of Rights.  The rights conferred on any person in
          -------------------------
Sections 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     7.5. Indemnification Contracts.  The Board of Directors is authorized to
          -------------------------
enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article 7.

     7.6. Insurance.  The Corporation shall maintain insurance to the extent
          ---------
reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     7.7. Effect of Amendment.  Any amendment, repeal or modification of any
          -------------------
provision of this Article 7 by the stockholders and the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                    A-2-11

                                  APPENDIX B
                                  ----------

                              INDEMNITY AGREEMENT


     This Indemnity Agreement, dated as of ___________________, 199___, is made by and between DSP Technology Inc., a Delaware corporation (the "Company"), and _______________________ (the "Indemnitee").


                                   RECITALS
                                   --------

     A. The Company is aware that competent and experienced persons are increasingly reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

     D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.

     E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

     F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's stockholders.

     G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

     H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

     I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions.
          -----------

          (a)  Agent. For the purposes of this Agreement, "agent" of the Company
               -----
means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

          (b)  Expenses.  For purposes of this Agreement, "expenses" include all
               --------
out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that "expenses" shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

          (c)  Proceeding.  For the purposes of this Agreement, "proceeding"
               ----------
means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

          (d)  Subsidiary.  For purposes of this Agreement, "subsidiary" means
               ----------
any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

     2.   Agreement to Serve.  The Indemnitee agrees to serve and/or continue to
          ------------------
serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the By-Laws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

     3.   Liability Insurance.
          -------------------

          (a)  Maintenance of D&O Insurance.  The Company hereby covenants and
               ----------------------------
agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

          (b)  Rights and Benefits.  In all policies of D&O Insurance, the
               -------------------
Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

          (c)  Limitation on Required Maintenance of D&O Insurance.
               ---------------------------------------------------
Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

     4.   Mandatory Indemnification.  Subject to Section 9 below, the Company
          -------------------------
shall indemnify the Indemnitee as follows:

          (a)  Successful Defense.  To the extent the Indemnitee has been
               ------------------
successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an Agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

          (b)  Third Party Actions.  If the Indemnitee is a person who was or is
               -------------------
a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          (c)  Derivative Actions. If the Indemnitee is a person who was or is a
               ------------------
party or is threatened to be made a party to any proceeding by or in the right of the Company by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders; except that no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

          (d)  Actions where Indemnitee is Deceased.  If the Indemnitee is a
               ------------------------------------
person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

          (e) Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to or on behalf of Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

     5.   Partial Indemnification.  If the Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

     6.   Mandatory Advancement of Expenses.  Subject to Section 8(a) below, the
          ---------------------------------
Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company.

     7.   Notice and Other Indemnification Procedures.
          -------------------------------------------

          (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

          (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

          (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8.   Exceptions.  Any other provision herein to the contrary
          ----------
notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a)  Claims Initiated by Indemnitee.  To indemnify or advance expenses
               ------------------------------
to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145.

          (b)  Lack of Good Faith.  To indemnify the Indemnitee for any expenses
               ------------------
incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (c)  Unauthorized Settlements.  To indemnify the Indemnitee under this
               ------------------------
Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

     9.   Non-exclusivity.  The provisions for indemnification and advancement
          ---------------
of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or By-Laws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     10.  Enforcement.  Any right to indemnification or advances granted by this
          -----------
Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     11.  Subrogation.  In the event of payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     12.  Survival of Rights.
          ------------------

          (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

          (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     13.  Interpretation of Agreement.  It is understood that the parties hereto
          ---------------------------
intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law including those circumstances in which indemnification would otherwise be discretionary.

     14.  Severability.  If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

     15.  Modification and Waiver.  No supplement, modification or amendment of
          -----------------------
this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     16.  Notice.  All notices, requests, demands and other communications under
          ------
this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     17.  Governing Law.  This Agreement shall be governed exclusively by and
          -------------
construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

                                    THE COMPANY:

                                    DSP TECHNOLOGY INC.


                                    By________________________________

                                    Title_____________________________

                                    Address:    ______________________
                                                ______________________



                                    INDEMNITEE:


                                    [Indemnitee's Printed Name]

                                    Address:    ______________________
                                                ______________________

                                     PROXY
                              DSP TECHNOLOGY INC.
                  48500 KATO ROAD, FREMONT, CALIFORNIA 94538

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints F. Gil Troutman, Jr. and Jose M. Millares, Jr. (the "Proxies"), and each of them, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote as designated below, all the shares of Common Stock of DSP Technology Inc. (the "Company") held of record by the undersigned on April 25, 1997, at the Annual Meeting of Shareholders to be held on June 20, 1997 or any adjournment thereof.

   1.   ELECTION OF DIRECTORS

        [_]  FOR all nominees listed below           [_]  WITHHOLD AUTHORITY
             (except as marked to the                     to vote for all
             contrary below)                              nominees listed
                                                          below

      INSTRUCTION:   To withhold authority to vote for any individual
                     nominee strike a line through the nominee's name below.

F. Gil Troutman, Jr.  Howard O. Painter, Jr.  J. Scott Kamsler   Michael A. Ford

  2. To approve an increase in the number of shares of the Company's Common Stock reserved for issuance under its 1991 Stock Option Plan by 100,000 shares.


           [_] FOR             [_] AGAINST         [_] ABSTAIN

  3. To approve the reincorporation of the Company in the State of Delaware and other related changes to the rights of shareholders.


           [_] FOR             [_] AGAINST         [_] ABSTAIN

  4. Subject to the approval of Proposal Three, to approve certain additional anti-takeover measures under the Company's Delaware Certificate of Incorporation and Delaware By-Laws as follows:


           A. To approve the elimination of cumulative voting for the election of directors.

           [_] FOR             [_] AGAINST         [_] ABSTAIN


           B. To approve a classified board of directors removable only for cause.

           [_] FOR             [_] AGAINST         [_] ABSTAIN


           C.   To approve the elimination of action by written consent.

           [_] FOR             [_] AGAINST         [_] ABSTAIN

           D. To approve certain limitations on the ability to call special meetings.

           [_] FOR             [_] AGAINST         [_] ABSTAIN


           E. To approve super-majority vote requirements for certain amendments to the Delaware Certificate of Incorporation and the Delaware By-Laws.

           [_] FOR             [_] AGAINST         [_] ABSTAIN


  5. To ratify the appointment of Grant Thornton as the independent accountants of the Company for the fiscal year ending February 1, 1998.

           [_] FOR             [_] AGAINST         [_] ABSTAIN


  6. To transact such other business as may properly come before the meeting.


  This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2, 3, 4A, 4B, 4C, 4D, 4E and 5.


  Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as an attorney, as executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:___________________________________1997

                                   _____________________________________________
                                                   Signature

                                   _____________________________________________
                                                Signature if held jointly

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.